FORM 8-K - CURRENT REPORT

         (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 10, 1999

                DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES III
             (Exact name of registrant as specified in its charter)


             New York                  2-95502               13-3251176
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)          File Number)           Identification
                                                              Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000

                                      N/A

         (Former name or former address, if changed since last report)


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

Best Western Green Valley Hotel was sold by Drexel Burnham Lambert Real Estate Associates III (the "Registrant") on August 10, 1999. The property was sold to Pacifica Hospitality Group, Inc., a Nevada Corporation, an unrelated party, for $3,300,000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(b)  Pro Forma Financial Information

The required pro forma information was provided in the Registrant's quarterly report on Form 10-QSB for the quarter ended June 30, 1999.

(c)  Exhibits

10.10 Purchase and Sale Contract between Registrant and Pacifica Companies, a California Corporation, dated May 12, 1999.

10.11 First Amendment to Purchase and Sale Contract between Registrant and Pacifica Companies, a California Corporation, dated May 27, 1999.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES III


                              By:   DBL Properties Corporation
                                    Its General Partner

                              By:   /s/ Patrick J. Foye
                                    Executive Vice President

                              Date: December 1, 1999